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                                 Exhibit 23.1
                                 ------------
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Charles E. Smith Residential Realty, L.P.'s previously filed Registration Statement File No. 33-82382.


   [AA]                                       /s/ ARTHUR ANDERSEN LLP



Washington, D.C.
March 26, 1999